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                                                                  EXHIBIT 10.20

                                   AMENDMENT
                                TO THE KEYCORP
                              DIRECTOR DEFERRED
                               COMPENSATION PLAN

      WHEREAS, KeyCorp has established the KeyCorp Director Deferred Compensation Plan (the "Plan"), a nonqualified plan of deferred compensation for Directors of KeyCorp, and

      WHEREAS, the Board of Directors of KeyCorp has authorized amendments to the Plan, and

      WHEREAS, in conjunction with the enactment of the American Jobs Creation Act of 2004, the Board of Directors of KeyCorp has determined it desirable to preserve Plan participants' earned and vested Plan benefits in accordance with the law in effect prior to the enactment of the American Jobs Creation Act of 2004 and accordingly has authorized the freezing of the Plan to preserve such benefits as of December 31, 2004. The Board of Directors of KeyCorp has accordingly directed the execution of this Amendment to effectuate the expressed intent of the Board.

      NOW, THEREFORE, pursuant to such action of the Board, the Plan is hereby frozen with regard to any additional accruals, deferrals, and contributions to the Plan after December 31, 2004 as follows:

                 1. A new Article VI has been added to the Plan to provide the following:

                                  "ARTICLE VI
                             AMENDMENT TO FREEZE

                 6.1 No New Plan Deferrals. AS OF JANUARY 1, 2005 THE PLAN SHALL BE FROZEN WITH REGARD TO ALL NEW ACCRUALS, DEFERRALS, AND CONTRIBUTIONS TO THE PLAN AFTER DECEMBER 31, 2004 AND ALL PARTICIPANTS' PLAN BENEFITS THAT ARE EARNED AND VESTED AS OF DECEMBER 31, 2004 SHALL BE ADMINISTERED IN ACCORDANCE WITH THE TERMS OF THE PLAN AS FROZEN AND WITH THE REQUIREMENTS OF THE LAW IN EFFECT PRIOR TO THE ENACTMENT OF SECTION 409A OF THE CODE."

      2. The amendment set forth in Paragraphs 1 shall be effective as of December 31, 2004.

      3. Except as otherwise amended herein, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, KeyCorp has caused this Amendment to the Plan to be executed by its duly authorized officer as of this 28th day of December 2004.

                                           KEYCORP

                                           By: /s/ Thomas E. Helfrich
                                               ----------------------------
                                           Title:  Executive Vice President